                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



         Date of Report (Date of earliest event reported): May 16, 2003


                         Commission File Number 1-14959


                                BRADY CORPORATION
             (Exact name of registrant as specified in its charter)



                   Wisconsin                     39-0971239
        (State of Incorporation)     (IRS Employer Identification No.)



                            6555 West Good Hope Road
                           Milwaukee, Wisconsin 53223
              (Address of Principal Executive Offices and Zip Code)



                                 (414) 358-6600
                         (Registrant's Telephone Number)

Item 7.  Financial Statements and Exhibits.

(c) Exhibits


This exhibit is furnished pursuant to Item 12 and shall not be deemed to be "filed".

Exhibit No.            Description

99.1                   Press Release of Brady Corporation, dated May 16, 2003.

Item 9. Regulation FD Disclosure (Information furnished pursuant to Item 12. Results of Operations and Financial Condition).

On May 16, 2003, Brady Corporation issued a press release announcing its fiscal 2003 third quarter financial results. A copy of the press release is attached as
Exhibit 99.1.

The information in this Current Report is being furnished pursuant to Item 12 of Form 8-K in accordance with SEC Release No. 33-8216. The information in this Current Report shall not be deemed to be "filed" for the purposes of Section 18 of the Securities Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, except as shall be expressly set forth by specific reference in such filing. This Current Report will not be deemed an admission by Brady Corporation as to the materiality of any information in this report that is required to be disclosed solely by Item
12. Brady Corporation does not undertake a duty to update the information in this Current Report and cautions that the information included in this Current Report is current only as of May 16, 2003 and may change thereafter.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                             BRADY CORPORATION
Date: May 16, 2003                           /s/ David W. Schroeder
                                             -----------------------------------
                                             David W. Schroeder
                                             Senior Vice President &
                                             Chief Financial Officer

                                  EXHIBIT INDEX

Exhibit No.            Description

   99.1                Press Release of Brady Corporation, dated May 16, 2003.